UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

enCore Energy Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-41489	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 N. Shoreline Blvd. Suite 450,
Corpus Christi, TX	78401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (361) 239-5449

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	EU	The Nasdaq Stock Market LLC TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 17, 2025, enCore Energy Corp. (the “Company”) and NM Energy Holding Canada Corp. (“NM Energy Canada”) entered into a share purchase agreement (the “Purchase Agreement”) with Verdera Energy Corp. (“Verdera”), pursuant to which the Company will sell and Verdera will purchase (the “Sale”) all of the outstanding equity of NM Energy Canada, a subsidiary of the Company holding the Crownpoint, Hosta Butte, Norse Rock, West Largo and Ambrosia Lake - Treeline uranium projects in New Mexico (the “Properties”).

Pursuant to the Purchase Agreement, the Company received $350,000 in cash, paid as a non-refundable payment at signing the Purchase Agreement and will receive at closing 50,000,000 newly created non-voting preferred shares (the “Consideration Shares”) of Verdera and a 2.0% net proceeds royalty on uranium and a 2% net smelter returns royalty on all other minerals extracted and sold from the Properties. Verdera has the option to repurchase up to 100% of both royalties for cash payments based on historical and current mineral resource estimates existing at the time of repurchase.

Pursuant to the Purchase Agreement, Verdera has agreed to seek a listing on a Canadian stock exchange and concurrently register under the Securities Act of 1933 (the “Securities Act”) (the “Going Public Transaction”) by December 10, 2025, which may be extended by mutual agreement of the parties to January 31, 2026. The Company will have the right to repurchase all of the outstanding equity of NM Energy Canada in exchange for the return of the Consideration Shares and cancellation of the royalties if the Going Public Transaction is not achieved by such date.

The Consideration Shares will be entitled to vote together with the Verdera common shares in connection with any shareholder vote held for the purpose of approving a Going Public Transaction, and as well as in certain other circumstances. To the extent the Going Public Transaction does not require a shareholder vote, Verdera must receive the Company’s consent prior to completion of any Going Public Transaction.

Concurrent with the Going Public Transaction, 15,000,000 Consideration Shares will automatically convert into common shares of the resulting listed company (the “Resulting Issuer”) one-for-one, subject to customary adjustments. The remaining 35,000,000 Consideration Shares will automatically convert into common shares of the Resulting Issuer one-for-one, subject to customary adjustments, immediately prior to the Company’s intended distribution to the Company’s shareholders by way of a stock dividend or similar distribution, which the Company expects to occur shortly after the Going Public Transaction, or upon 61 days’ notice to Verdera.

Pursuant to the Purchase Agreement, the Company has a right to participate in any financing by Verdera in order to maintain up to its initial equity interest in Verdera, until Verdera completes the Going Public Transaction.

The Purchase Agreement contains representations, warranties, and indemnification of the parties customary for transactions of this type. Until the consummation of the Sale, the Company has agreed, subject to certain exceptions, to conduct the business of NM Energy Canada in the ordinary course.

The Purchase Agreement contains specified termination rights for the parties, including a mutual termination right in the event the closing has not occurred on or prior to April 15, 2025.

The consummation of the Sale is subject to customary closing conditions, which may be waived by the applicable parties, including the accuracy of each party’s representations and warranties and each party’s compliance with its obligations and covenants under the Purchase Agreement. Subject to the satisfaction or waiver of the foregoing conditions and the other terms and conditions contained in the Purchase Agreement, the Sale is expected to close by March 31, 2025.

The spouse of the Company’s Chairman serves as a member of the board of directors of Verdera and certain directors and officers of the Company own common shares of Verdera. The Audit Committee of the Company’s board of directors (the “Board”) consisting solely of disinterested directors oversaw the negotiation of the terms of the Sale on behalf of the Company. Fort Capital Partners is acting as financial advisor to the Audit Committee and provided the Audit Committee an opinion as to the fairness, from a financial point of view, to the Company of the consideration received in the Sale pursuant to the Purchase Agreement. The Purchase Agreement was unanimously approved by the Audit Committee, and, upon recommendation by the Audit Committee, by the Board.

The Purchase Agreement is filed as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the material terms of the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the respective exhibit attached hereto.

Item 7.01.	Regulation FD Disclosure.

On March 18, 2025, the Company issued a press release announcing that it has entered into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information and exhibits furnished pursuant to Item 7.01 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by such words as “anticipates”, “expects”, “intends”, “estimates”, and similar expressions or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken.

Forward-looking statements and information that are not statements of historical fact include, but are not limited to, any statements regarding future expectations, beliefs, goals or prospects, statements regarding ability to complete, and the timing of completion of the transactions contemplated by the Agreement, including the parties’ ability to satisfy the conditions set forth in the Agreement and the possibility of any termination of the Agreement, ability to complete, and the timing of completion of a stock exchange listing by Verdera, ability to complete, and the timing of completion of a distribution of common shares of the Resulting Issuer to shareholders of the Company and conversion of the Consideration Shares should be considered forward-looking statements. All such forward-looking statements are not guarantees of future results and forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond the Company’s ability to control or predict, that could cause actual results to differ materially from those expressed in any forward looking statement.

A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation the risk that the proposed transaction may not be completed in a timely manner or at all, the possibility that any or all of the conditions to the consummation of the merger may not be satisfied or waived, the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, the risk that a stock exchange listing by Verdera may not be completed in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant approval for such listing, the risk that a distribution of common shares of the Resulting Issuer may not be completed in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant approval for such distribution; Verdera’s ability to realize the synergies contemplated by the proposed transaction; defects in title; the availability of materials and equipment, timeliness of government approvals and unanticipated environmental impacts on operations; litigation risks; risks posed by the economic and political environments in which the Company operates and intends to operate; the failure to adequately manage future growth; adverse market conditions; the failure to satisfy ongoing regulatory requirements and factors relating to forward looking statements listed above which include risks as disclosed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected.

The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the respective securities commissions which are available online at www.sec.gov. Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Share Purchase Agreement, dated March 17, 2025, by and among enCore Energy Corp., Verdera Energy Corp. and NM Energy Holding Canada Corp.

99.1*	Press Release dated March 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This Exhibit is intended to be furnished to, and not filed with, the Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY CORP.

By:	/s/ Robert Willette
Robert Willette
Acting Chief Executive Officer Chief Legal Officer

Dated: March 18, 2025